SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                          PRIMESOURCE HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in its Charter)


     MASSACHUSETTS                     1-14961                04-2741310
(State of Other Jurisdiction     (Commission File          (I.R.S. Employer
      of Incorporation)                Number)              Identification No.)



                 3700 E. Columbia Street, Tucson, Arizona 85714
               (Address of Principal Executive Offices) (Zip Code)

                                 (520) 512-1100
               Registrant's Telephone Number, including area code


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Item 2. Acquisition or Disposition of Assets.

     On June 30, 2003, PrimeSource Surgical, Inc. ("PrimeSource"), a subsidiary of PrimeSource Healthcare, Inc. (the "Company"), sold all of the issued and outstanding capital stock (the "Shares") of Ruby Merger Sub, Inc., a wholly owned subsidiary of PrimeSource ("Ruby"), pursuant to the Stock Purchase Agreement, dated as of June 30, 2003 (the "Stock Purchase Agreement"), by and among PrimeSource, Peter Miller, Peter Eule and New England Medical Specialties, Inc. ("NEMS"). Formerly part of the Company's critical care distribution segment, Ruby (d/b/a New England Medical Specialties) is a regional sales, marketing and distribution organization specializing in the sale of specialty medical products for intravenous therapy, vascular access, infection control, anesthesia, intensive care, as well as maternal and child care.

     The Shares were sold to NEMS for cash proceeds of $1,000,000. Peter Miller, a stockholder of NEMS, was the Regional Manager of Ruby prior to the disposition of the Shares. In connection with the disposition of the Shares, Mr. Miller concluded his employment relationship with PrimeSource.

     The Stock Purchase Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference.

Item 5.  Other Events.

     On June 30, 2003, the Company issued and sold (the "Additional Closing") 17,812.50 shares of its Series G Convertible Redeemable Preferred Stock, no par value, for an aggregate consideration of $570,000, pursuant to the Purchase Agreement, dated as of August 6, 2002 (the "Purchase Agreement"), by and among the Company and the Initial Purchasers named in Schedule I thereto (the "Initial Purchasers"). In connection with the Additional Closing, the Initial Purchasers and the Company entered into the Waiver Agreement, dated as of June 30, 2003 (the "Waiver Agreement"), whereby the Initial Purchasers waived the minimum cash and availability and EBITDA requirements set forth in the Purchase Agreement.

     Proceeds of the Additional Closing and a portion of the proceeds from the disposition of the Shares discussed in Item 2 were used to pay in full PrimeSource's term loan under the Amended and Restated Credit Agreement, dated as of June 14, 1999 (the "Credit Agreement"), by and among PrimeSource, Bimeco, Inc., Medical Companies Alliance, Inc., Douglas Medical, Inc., and Citizens Bank of Massachusetts, as amended.

     The Purchase Agreement, which the Company previously filed as an exhibit to its Form 8-K, dated as of August 8, 2002, is hereby incorporated herein by this reference. The Waiver Agreement is attached hereto as Exhibit 99.2 and is hereby incorporated herein by this reference. The Credit Agreement, which the Company previously filed on September 30, 2002 as an exhibit to its Form 10-K for the fiscal year ended June 30, 2002, is hereby incorporated herein by this reference. The First Amendment to Amended and Restated Credit Agreement, dated as of August 22, 2000, by and among PrimeSource, Bimeco, Inc. and Citizens Bank of Massachusetts, which the Company previously filed on September 30, 2002 as an exhibit to its Form 10-K for the fiscal year ended June 30, 2002, is hereby incorporated herein by this reference. The Second Amendment to Amended and

Restated Credit Agreement, dated as of December 15, 2000, by and among PrimeSource, Bimeco, Inc., Ruby and Citizens Bank of Massachusetts, which the Company previously filed on September 30, 2002 as an exhibit to its Form 10-K for the fiscal year ended June 30, 2002, is hereby incorporated herein by this reference. The Third Amendment to Amended and Restated Credit Agreement, dated as of March 2, 2001, by and among PrimeSource, Bimeco, Inc., Ruby, Luxtec Corporation and Citizens Bank of Massachusetts, which the Company previously filed on May 21, 2001 as an exhibit to its Form 10-Q for the quarterly period ended March 31, 2001, is hereby incorporated herein by this reference. The Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 6, 2002, by and among PrimeSource, Bimeco, Inc., Ruby, the Company and Citizens Bank of Massachusetts, which the Company previously filed as an exhibit to its Form 8-K, dated as of August 8, 2002, is hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

Exhibits

99.1 Stock Purchase Agreement, dated as of June 30, 2003 (the "Stock Purchase Agreement"), by and among PrimeSource Surgical, Inc., Peter Miller, Peter Eule and New England Medical Specialties, Inc.

99.2 Waiver Agreement, dated as of June 30, 2003, by and among PrimeSource Healthcare, Inc. and the Purchasers named therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRIMESOURCE HEALTHCARE, INC.



                                          By:   /s/  Shaun McMeans
                                                -----------------------------
                                          Name:    Shaun McMeans
                                          Title:   Chief Financial Officer,
                                                   Chief Operating Officer
                                                    and Clerk



DATED:  July 2, 2003

                          PRIMESOURCE HEALTHCARE, INC.

                            Exhibit Index to Form 8-K


Exhibit No.

99.1 Stock Purchase Agreement, dated as of June 30, 2003 (the "Stock Purchase Agreement"), by and among PrimeSource Surgical, Inc., Peter Miller, Peter Eule and New England Medical Specialties, Inc.

99.2 Waiver Agreement, dated as of June 30, 2003, by and among PrimeSource Healthcare, Inc. and the Purchasers named therein.